SECURITIES AND EXCHANGE COMMISSION

			   	WASHINGTON, D.C.   20549

					FORM 8-K

				     CURRENT REPORT

			Pursuant to Section 13 and 15(d) of the
			    Securities Exchange Act of 1934



Date of Report (date of earliest event reported):    May 01, 2003

			  ROCKY MOUNTAIN MINERALS, INC.
----------------------------------------------------------------------
		(Exact Name of Registrant as Specified in its Charter)

	Wyoming		          0-9060		83-0221102
------------------------   ------------------  ------------------------
(State or other jurisdiction  (Commission	     (I.R.S. Employer
    of incorporation)		 File No.)	      Identification No.)



	2480 North Tolemac Way
	Prescott, AZ  					86305
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 (Address of Principal Executive Offices)	      (Zip Code)


Registrant's telephone number, including area code:	(928) 778-1450


				Not Applicable
	------------------------------------------------------------
		(Former Name, Former Address or Former Fiscal Year,
			If Changed From Last Report)




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ITEM 5.	OTHER EVENTS

Australian Government Approval For Farmin in Western Australia

	Rocky Mountain Minerals, Inc. ("RMMI") has received approval from the Western Australian Offshore Petroleum Authority for the farmin to a 25% interest in two petroleum exploration permits, WA-322-P and WA-329-P, comprising an area of 356,000 acres, located in the North West Shelf area offshore Western Australia.

	RMMI has agreed to earn the 25% interest in the Exmouth Joint Venture in association with Octanex NL (37.5%) and Strata Resources NL (37.5%) by funding an initial amount of US $950,000 in relation to the exploration program. The exploration program will consist of acquiring existing open-file seismic data including 2D and 3D seismic data sets, and the shooting of 2,250 kms of new 2D seismic surveying. All subsequent costs relating to the Joint Venture shall be shared by the Participants in accordance with their interests and governed by the Joint Venture Operation Agreement.

Issue of Securities

	To meet the cost of the farmin obligations, RMMI will issue 19,091,000 fully paid and non-assessable $0.015 Cumulative Convertible Preferred shares of RMMI, par value ($.05) per share, ranking pari pasu with such existing securities, and 5,000,000 fully paid and non-assessable shares of Common stock of RMMI, par value one tenth of a cent ($.001) per share. All shares of RMMI will be issued to a foreign subscriber, Fidelity Investments Limited ("FIL"). FIL has covenanted that, notwithstanding registration, that it will not transfer any shares being purchased for a period of two years from the date of allotment save and except pursuant to the terms and conditions and rights and privileges of conversion or redemption inherent in the subscription shares.

	FIL has acknowledged that all of the subscriber shares will be restricted securities within the meaning of Rule 144 of the General Rules and Regulations under the Securities Act of 1933 (the "Act") and applicable state statutes, and has consented to the placement of an appropriate restrictive legend or legends on any certificates evidencing such subscriber shares and any certificates issued in replacement or exchange thereof and further acknowledges that RMMI will cause its stock transfer records to note such restrictions.

Cautionary Statement Regarding Forward-Looking Statements

	This Current Report includes forward-looking statements and pro-jections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable,

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and complete.  However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this release, including, without limitation, successful implementation of the farmin obligations; the successful close of funding transactions; our ability to successfully enter oil exploration in Australia; changes in commodity prices for oil and natural gas; general economic and weather conditions where operations of the company are located; the uncertainties associated with governmental regulation; political and currency risks associated with international operations of the company, competition, and other factors described in the company's Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the company, whether as a result of new information, future events, or otherwise.




			SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

				ROCKY MOUNTAIN MINERALS, INC.

Dated:	May 01, 2003		BY:	/s/	W. Ray Hill
				---------------------------------
				W. Ray Hill, President














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